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                                                                  EXHIBIT 10 (9)

                          AMENDMENT TO LOAN AGREEMENT


          THIS AMENDMENT TO LOAN AGREEMENT (this "Amendment"), made as of
                                                  ---------
January 31, 1994, is by and among NOMURA ASSET CAPITAL CORPORATION, a Delaware corporation, having an address at 2 World Financial Center, Building B, New York, New York 10281-1198 ("Lender"), FRP FINANCING LIMITED, L.P., a Delaware
                             ------
limited partnership, having an address at 8900 Keystone Crossing, Suite 200, Indianapolis, Indiana 46240-0498 ("Borrower") and BANKERS TRUST COMPANY, a New
                                    --------
York banking corporation, having an address at 3 Park Plaza, 16th Floor, Irvine, California 92714 ("Custodian").
                    ---------

                                   RECITALS

          WHEREAS, Lender, Borrower and Custodian are parties to that certain Loan Agreement dated as of December 28, 1993 (the "Loan Agreement"); and
                                                   --------------

          WHEREAS, Lender, Borrower and Custodian desire to amend the Loan Agreement in the respects more particularly set forth hereinbelow;

          NOW, THEREFORE, the parties hereby agree as follows:

          1.   The definition of "Allocated Loan Amount" contained in Section
1.1 of the Loan Agreement is hereby amended by deleting the second clause (ii) in the second sentence in its entirety and inserting in its place the following clause (ii):

          "(ii) a fraction, the numerator of which is the applicable Allocated Loan Amount (prior to the adjustment in question) and the denominator of which is the total of all Allocated Loan Amounts prior to the adjustment to the Principal Indebtedness resulting in the recalculation of the Allocated Loan Amount".

          2. The definition of "REMIC Trust" contained in Section 1.1 of the Loan Agreement is hereby amended by deleting the words "the amendment to".

          3.   The definition of "Securitization Closing Date" contained in
Section 1.1 of the Loan Agreement is hereby amended by deleting the words "the amendment to".

          4. Section 2.12(a) of the Loan Agreement is hereby amended by inserting the phrase "from Custodian (given at the request of Lender or Servicer)" after the phrase "Event of Default" in clause (ii) of the last sentence of the section.

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          5.   Section 2.12 of the Loan Agreement is hereby amended by inserting a new Section 2.12(j) at the end of the section as follows:

          "(j) The Bank's Reliance.  The Bank may rely and shall be protected in
               -------------------
          acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Bank may rely on notice from Lender as to the occurrence of an Event of Default."

          6. Section 2.13(b) of the Loan Agreement is hereby amended by inserting at the end of clause (iii) the following phrase:

          "and the accounts into which funds may be transferred by the Collection Account Banks after the sweep to the Cash Collateral Account is terminated by Lender or Custodian in any month".

          7. Section 2.13(f) of the Loan Agreement is hereby amended by inserting the following sentence at the end of the section:

          "Notwithstanding the foregoing, Custodian shall have no obligation to send notice to Borrower of any such failure unless directed to do so by Lender or Servicer."

          8. Section 2.13 of the Loan Agreement is hereby amended by inserting a new Section 2.13(m) at the end of the section as follows:

          "(m) Custodian's Reliance.  Custodian may rely and shall be protected
               --------------------
          in acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. Custodian may rely on notice from Lender or Servicer as to the occurrence of an Event of Default."

          9. Section 6.1(B) of the Loan Agreement is hereby amended by inserting the following at the end of the section:

          "Prior to the first to occur of the Securitization Closing Date, the date Lender sells the Loan and April 1, 1994, Borrower may Transfer undeveloped

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          portions of the Land which are not used in the operation of the
          Facilities as operated on the Closing Date and Lender shall release such portions of the Land from its Liens, provided, however, that (i)
                                                    --------  -------  ----
          at least 10 days prior to such Transfer Borrower shall deliver to
          Lender: (v) if requested by Lender, an updated Appraisal for the Facility with respect to which such Transfer is to occur reflecting the Appraised Value of such Facility without the portion of the Land to be transferred, (w) a certificate by Borrower affirming that the representations in Sections 4.1(T) and (FF) will be true following
                             ---------------     ----
          such Transfer, (x) all documents necessary to show that the Transfer will be made in accordance with all applicable Legal Requirements, including, if requested by Lender, an opinion of Borrower's counsel to such effect, (y) a new Survey for the Facility omitting the portion of the Land to be transferred but in all other respects identical to the Survey for the Facility delivered on the Closing Date, and (z) an endorsement to the Title Insurance Policy reflecting such Transfer acceptable to Lender in its sole discretion, and (ii) Borrower shall pay all of Lender's out-of-pocket expenses in connection with such Transfer, including Lender's attorneys' fees and disbursements."

          10. As modified by this Amendment, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties.

          11. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto cause this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                                          LENDER:

                                          NOMURA ASSET CAPITAL CORPORATION,
                                          a Delaware corporation


                                          By: /s/ Raymond M. Anthony
                                             ------------------------------
                                             Raymond M. Anthony
                                             Vice President


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                                          BORROWER:

                                          FRP FINANCING LIMITED, L.P.,
                                          a Delaware limited partnership


                                          By:  Forum Retirement, Inc.,
                                               a Delaware corporation,
                                               General Partner


                                          By: /s/ Daniel A. Decker
                                              ----------------------------
                                               Name: Daniel A. Decker
                                               Title:  Vice President


                                          CUSTODIAN:

                                          BANKERS TRUST COMPANY,
                                          a New York banking corporation (as
                                          Custodian only)


                                          By: /s/ Kevin R. Quinn
                                              ----------------------------
                                              Kevin R. Quinn
                                              Assistant Secretary

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